EXHIBIT 32.1

             Certification of President and Chief Executive Officer

                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                            (18 U.S.C. SECTION 1350)

         In connection with the Quarterly Report of Uranium Power Corporation (the "Company") on Form 10-QSB for the quarter ended July 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned certifies pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: September _20, 2004               By: /s/ Thornton J. Donaldson
                                           -------------------------------------
                                           Thornton J. Donaldson,
                                           President and Director